SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                    Form 8-K


                                 Current Report


                       Pursuant to Section 13 or 15(d) of
                       the Securities Exchange Act of 1934


        Date of Report (Date of earliest event reported): January 7, 2004
                                                          ---------------



                            CIRCUIT CITY STORES, INC.
                            -------------------------
             (Exact name of registrant as specified in its charter)


                                    Virginia
                                    --------
                         (State or other jurisdiction of
                         incorporation or organization)


          001-05767                                          54-0493875
          ---------                                          ----------
         (Commission                                      (I.R.S. Employer
          File No.)                                      Identification No.)


                  9950 Mayland Drive, Richmond, Virginia 23233
                  --------------------------------------------
               (Address of principal executive offices) (Zip Code)




                                 (804) 527-4000
                                  -------------
              (Registrant's telephone number, including area code)

                                       N/A
                                       ---
          (Former name or former address, if changed since last report)




ITEM 12.  RESULTS OF OPERATIONS AND FINANCIAL CONDITION.

On January 7, 2004, Circuit City Stores, Inc. issued a press release announcing December sales and fiscal 2005 store opening plans.

The following is filed as an Exhibit to this Report.

Exhibit No.       Description of Exhibit
99.1              Press release issued January 7, 2004












                                    SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                            CIRCUIT CITY STORES, INC.



                            By:  /s/Philip J. Dunn
                                 -----------------------------------------------
                                 Philip J. Dunn
                                 Senior Vice President, Treasurer,
                                 Corporate Controller and
                                 Chief Accounting Officer



Date:    January 7, 2004





                                  EXHIBIT INDEX


The exhibit listed in this index is being furnished pursuant to Item 12 of Form 8-K and shall not be deemed "filed" for purposes of the Securities Exchange Act of 1934, as amended, or incorporated by reference into any document filed under the Securities Act of 1933, as amended, except as shall be expressly set forth by specific reference in such filing.


Exhibit No.       Description of Exhibit
99.1              Press release issued January 7, 2004